                              UAM Funds

                              Semi-Annual Report

----------------------------------------
           Jacobs International
            Octagon Portfolio
--------------------------------------------------------------------------------
                               October 31, 1998


                                                            UAM

--------------------------------------------------------------------------------

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          OCTOBER 31, 1998
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments....................................................   3
Statement of Assets and Liabilities.........................................   9
Statement of Operations.....................................................  10
Statement of Changes in Net Assets..........................................  11
Financial Highlights........................................................  12
Notes to Financial Statements...............................................  13

--------------------------------------------------------------------------------

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO

-------------------------------------------------------------------------------

November 19, 1998

Dear Shareholders,

For the six months ended October 31, 1998, the Jacobs International Octagon Portfolio had a total return of -20.38% compared to -4.88% for the MSCI EAFE Index, and -9.03% for the blended 85% MSCI EAFE Index/15% IFCI Composite. During the same period, the Salomon SB Global ex-US Index (market caps of less than US$1 billion) returned -17.27%.

For the three months ended October 31, 1998, the portfolio had a total return of -17.37% compared to -6.15% for the MSCI EAFE Index, and -7.47% for the blended 85% MSCI EAFE Index/15% IFCI Composite. During the same period, the Salomon SB Global ex-US Index posted a return of -8.8%.

Unfortunately, our Portfolio was not immune to the recent global financial turmoil, which began in August with Russia's unilateral announcement of a debt moratorium and a defacto devaluation of the Russian ruble. The financial and political crisis in Russia, which emerged just over a year after the start of the Asian financial crisis, has damaged investor confidence globally. Risk premiums have risen and if these conditions remain for a prolonged period, they can easily have damaging and lasting effects on the global economy. It is these major concerns which have finally forced the developed world leaders to begin taking necessary action to prevent a major global economic slowdown. World stock markets began to rebound in October in response to the Federal Reserve's move to lower interest rates. Other positive factors included signals from the Japanese government that substantive moves to address the country's banking problems and to stimulate the Japanese economy were beginning to take place, lower interest rates in the smaller European countries, and perceptions that perhaps a currency devaluation could be avoided in Brazil.

In this volatile and difficult market environment, our value investing approach has not fared well. At the end of October, the Portfolio was approximately 63% invested in Developed Europe and the UK, 12% in Asia and Australia, 12% mainly in Israel and Greece and 7.7% in Latin America. Approximately 73% of the Portfolio was invested in the developed markets and 23% in emerging markets while small caps (those stocks with market capitalizations of US$1 billion or less) and large caps comprised 24.5% and 71% of the Portfolio, respectively. Our value-style investing led us to higher relative exposures in Europe, emerging markets, small caps, cyclicals and financials, making us more vulnerable to the sell-off in world markets which took place with a vengeance as fear and panic over a possible global recession gripped investors during the summer.

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------


Investors focused more on near term earnings outlook and less so on value. The pain has also been exacerbated by our limited participation in the recent liquidity driven rallies, particularly in Asia and amongst the large cap stocks in developed markets. Approximately 70% of our Portfolio is invested outside of the MSCI EAFE Index. Needless to say, we are not pleased with these results yet we remain disciplined in our basic investment approach and focused on finding good companies which will weather the storm and are trading at attractive valuations. We continue to reassess our stocks and examine new opportunities in this challenging investment environment. While we are encouraged by the recent efforts by developed world leaders to prevent a global recession, we remain cautious on the outlook for global growth and the changing risk perceptions taking place in the market. We expect to see further volatility and investment opportunities in the stock markets.

Sincerely,

/s/ Daniel L. Jacobs, CFA
President

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on behalf of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment return and principal value of an investment will fluctuates so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The IFC Investable Index is an unmanaged index maintained by the International Finance Corporation. This index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities, by focusing on companies and markets that are legally and practically accessible to foreign investors.

The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

The Salomon Smith Barney Global excluding US Equity Index is the small stock component (less then US $1 billion market cap) of the Extended Market Index. All companies with a market cap of less than US $1 billion in both developed and emerging markets countries are included. The index measures the total returns (gross dividends are reinvested).

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 90.1%
                                                          SHARES     VALUE+
                                                        ---------- -----------
 ARGENTINA - 1.0%
  YPF S.A. ADR.........................................     33,500 $   969,406
                                                                   -----------
 AUSTRALIA - 1.7%
  Colonial Ltd. .......................................    504,000   1,651,756
                                                                   -----------
 BERMUDA - 2.5%
  ESG Re Ltd. .........................................    129,400   2,393,900
                                                                   -----------
 BRAZIL - 1.9%
  Bompreco S.A. GDR....................................      3,900      27,300
  #Bompreco S.A. GDR...................................     19,512     136,584
  COELBA............................................... 30,080,000     963,327
  *Telepar Celular S.A. ...............................    870,000      64,914
  *Telepar Celular S.A. ...............................    870,000      20,430
  *Telesp..............................................  4,000,000     434,306
  *Telesp Celular S.A. ................................  3,900,000      85,010
  #USIMINAS S.A. ADR...................................     40,000     126,080
                                                                   -----------
                                                                     1,857,951
                                                                   -----------
 CANADA - 1.5%
  Moore Corp., Ltd. ...................................    127,000   1,436,688
                                                                   -----------
 CHILE - 1.2%
  A.F.P. Provida S.A. ADR..............................     63,000     893,813
  Supermercados Unimarc S.A. ADR.......................     67,100     230,656
                                                                   -----------
                                                                     1,124,469
                                                                   -----------
 CHINA - 0.6%
  Guangdong Kelon Electrical Holdings Co., Ltd. Class
   H...................................................    449,000     382,646
  Shandong Huaneng Power Co., Ltd. ADR.................     44,700     229,088
                                                                   -----------
                                                                       611,734
                                                                   -----------
 DENMARK - 4.7%
  Alm. Brand A/S, Class B (Registered).................     52,140   1,216,369
  *Olicom A/S..........................................     21,000     120,750
  Sydbank A/S (Registered).............................     23,990   1,077,441
  *Topdanmark A/S......................................      6,800   1,219,450
  Unidanmark A/S, Class A (Registered).................     11,907     907,027
                                                                   -----------
                                                                     4,541,037
                                                                   -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                            SHARES     VALUE+
                                                           --------- -----------
 FINLAND - 2.7%
  Enso Oy.................................................   218,141 $ 1,687,326
  Metsa-Serla Oy, Class B.................................   116,000     876,557
                                                                     -----------
                                                                       2,563,883
                                                                     -----------
 FRANCE - 11.6%
  *Assurances Generales de France.........................    24,160   1,351,444
  Lagardere S.C.A (Registered)............................    48,602   1,954,640
  Scor....................................................    22,726   1,302,296
  Societe BIC S.A.........................................    29,932   1,841,207
  Sylea...................................................    13,195     804,544
  Thomson CSF.............................................    66,215   2,298,553
  Union des Assurances Federales..........................    12,688   1,586,057
                                                                     -----------
                                                                      11,138,741
                                                                     -----------
 GERMANY - 3.8%
  Hoechst AG..............................................    45,200   1,887,652
  Volkswagen AG...........................................    23,750   1,784,475
                                                                     -----------
                                                                       3,672,127
                                                                     -----------
 GREECE - 4.2%
  Hellenic Telecommunication Organization S.A. ...........    94,688   2,151,312
  Sarantis S.A. ..........................................   162,485   1,868,903
                                                                     -----------
                                                                       4,020,215
                                                                     -----------
 HONG KONG - 1.3%
  Li & Fung Ltd. .........................................   326,000     509,342
  Smartone Telecommunications.............................   267,000     758,474
                                                                     -----------
                                                                       1,267,816
                                                                     -----------
 INDONESIA - 0.4%
  *Bank Nisp (Foreign).................................... 1,456,100     136,815
  Indosat ADR.............................................    26,900     280,769
                                                                     -----------
                                                                         417,584
                                                                     -----------
 ISRAEL - 7.2%
  Bank Hapoalim, Ltd. ....................................   490,000     889,071
  Bezeq Israeli Telecommunication Corp., Ltd. ............   952,800   2,738,368
  ECI Telecommunications, Ltd. ...........................    73,000   2,418,125
  *Tecnomatix Technologies, Ltd. .........................    55,900     810,550
                                                                     -----------
                                                                       6,856,114
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                            SHARES     VALUE+
                                                           --------- -----------
 JAPAN - 3.3%
  Fuji Photo Film Co. ....................................    34,000 $ 1,245,325
  Sony Corp. .............................................    30,000   1,904,272
                                                                     -----------
                                                                       3,149,597
                                                                     -----------
 MEXICO - 2.2%
  *Empaques Ponderosa S.A., Class B....................... 1,645,800     850,686
  *Grupo Financiero Banorte S.A., Class B.................   325,000     193,088
  *Grupo Industrial Camesa S.A. .......................... 1,011,200     270,348
  *Industrias CH, S.A., Series B..........................   323,000     745,212
                                                                     -----------
                                                                       2,059,334
                                                                     -----------
 NETHERLANDS - 6.1%
  Akzo Nobel N.V. ........................................    25,040     971,829
  Akzo Nobel N.V. ADR.....................................    22,200     876,900
  Polynorm N.V. ..........................................    13,885   1,045,124
  Royal Philips Electronics N.V. - New York Shares........    31,400   1,723,075
  Unique International N.V. ..............................    43,300   1,210,622
                                                                     -----------
                                                                       5,827,550
                                                                     -----------
 NORWAY - 1.0%
  Christiania Bank Og Kreditkasse.........................   265,100     931,303
                                                                     -----------
 PHILIPPINES - 0.1%
  *Bankard, Inc. ......................................... 1,608,400      40,810
  *Marsman & Company, Inc., Class B....................... 1,953,000      21,376
                                                                     -----------
                                                                          62,186
                                                                     -----------
 POLAND - 0.6%
  Bank of Handlowy W Warszawie............................    51,000     563,045
                                                                     -----------
 SINGAPORE - 1.5%
  Dairy Farm International Holdings, Ltd. ................ 1,144,000   1,407,120
                                                                     -----------
 SPAIN - 3.3%
  Banco de Valencia S.A. (Registered).....................    61,441   1,635,577
  Banco Pastor S.A. (Registered)..........................    29,000   1,550,153
                                                                     -----------
                                                                       3,185,730
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED
                                                            SHARES     VALUE+
                                                           --------- -----------
 SWEDEN - 3.8%
  Astra AB, Class A.......................................    59,680 $   966,784
  Celsius AB, Class B.....................................    82,700   1,323,810
  Pharmacia & Upjohn, Inc.................................    26,100   1,381,669
                                                                     -----------
                                                                       3,672,263
                                                                     -----------
 SWITZERLAND - 2.8%
  Barry Callebaut AG......................................    12,100   2,704,160
                                                                     -----------
 THAILAND - 0.5%
  *Bangkok Bank PCL (Foreign).............................   215,000     327,976
  *Thai Farmers Bank PCL (Foreign)........................    98,500     124,768
                                                                     -----------
                                                                         452,744
                                                                     -----------
 UNITED KINGDOM - 18.6%
  Berisford plc...........................................   344,500     881,811
  British Airways plc.....................................   279,500   2,029,395
  Invesco plc.............................................   198,377   1,520,029
  National Westminster Bank plc...........................    86,440   1,459,153
  PowerGen plc............................................   173,265   2,449,416
  Premier Oil plc.........................................   566,000     236,729
  Racal Electronics plc...................................   199,900     906,311
  Royal & Sun Alliance Insurance Group plc................   153,000   1,400,147
  Save Group plc..........................................   473,000     538,102
  Somerfield plc..........................................   383,740   2,465,263
  United Assurance Group plc..............................   204,000   1,984,608
  United Utitlities plc...................................   136,180   1,991,222
                                                                     -----------
                                                                      17,862,186
                                                                     -----------
  TOTAL COMMON STOCKS (Cost $96,204,537)..................            86,400,639
                                                                     -----------

 PREFERRED STOCKS - 5.6%
 AUSTRALIA - 2.6%
  News Corp., Ltd. ADR....................................   103,300   2,498,569
                                                                     -----------
 BRAZIL - 1.4%
  Confeccoes Guararapes S.A...............................   143,200     241,308
  *Telepar................................................ 1,728,130     289,760
  *Telepar Celular S.A.................................... 2,788,130     118,042
  *Telerj................................................. 2,370,000      74,112

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                         OCTOBER 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

 PREFERRED STOCKS - CONTINUED
[CAPTION]
                                                           SHARES     VALUE+
                                                         ---------- -----------
 BRAZIL - CONTINUED
  *Telerj Celular S.A................................... 14,730,000 $   456,916
  *Telesp Celular S.A...................................  2,830,000     139,982
                                                                    -----------
                                                                      1,320,120
                                                                    -----------
 FRANCE - 1.6%
  Casino Guichard-Perrachon S.A.........................     26,027   1,591,636
                                                                    -----------
  TOTAL PREFERRED STOCKS (Cost $6,780,729)..............              5,410,325
                                                                    -----------

 SHORT-TERM INVESTMENT - 3.0%
[CAPTION]
                                                            FACE
                                                           AMOUNT
                                                         ----------
 REPURCHASE AGREEMENT
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/02/98, to be repurchased at $2,847,162,
   collateralized by $2,738,778 of various U.S. Treasury
   Notes, 5.375%-6.875%, due 05/31/99-02/15/04, valued
   at $2,846,038 (Cost $2,846,000)...................... $2,846,000   2,846,000
                                                                    -----------
  TOTAL INVESTMENTS - 98.7% (Cost $105,831,266)(a)......             94,656,964
                                                                    -----------
  OTHER ASSETS AND LIABILITIES (NET) - 1.3%.............              1,252,569
                                                                    -----------
  NET ASSETS - 100%.....................................            $95,909,533
                                                                    ===========
+   See Note A to Financial Statements.
*   Non-Income Producing Security.
#   144A Security-Certain conditions for public resale may exist.
ADR American Depositary Receipt.
GDR Global Depositary Receipt.
(a) The cost for federal income tax purposes was $105,831,266. At October 31, 1998, net unrealized depreciation for all securities based on tax cost was $11,174,302. This consisted of aggregate gross unrealized appreciation for all securities of $7,550,737 and aggregate gross unrealized depreciation for all securities of $18,725,039.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

At October 31, 1998 sector diversification of the Portfolio was as follows:

                                                            % OF
                                                             NET
SECTOR DIVERSIFICATION                                      ASSETS     VALUE
----------------------                                      ------  -----------

Aerospace & Defense........................................   1.4%  $ 1,323,810
Auto & Truck parts.........................................   0.9       881,811
Automotive.................................................   0.8       804,544
Banks......................................................  13.3    12,774,114
Chemicals..................................................   1.0       971,829
Communications.............................................   1.5     1,436,688
Computers & Office Equipment...............................   1.0       931,300
Consumer Durables..........................................   2.1     2,040,856
Consumer Non-Durables......................................   5.5     5,301,746
Electronics................................................   5.1     4,927,939
Financial Services.........................................   1.2     1,127,711
Food.......................................................   6.8     6,576,543
Holding Company............................................   2.6     2,463,982
Industrial.................................................   1.0     1,015,560
Insurance..................................................  13.1    12,454,271
Iron & Steel...............................................   0.1       126,080
Manufacturing..............................................   4.3     4,178,101
Multi-Industry.............................................   0.9       876,900
Oil & Gas..................................................   1.3     1,206,135
Paper & Packaging..........................................   3.6     3,414,569
Pharmaceuticals............................................   2.5     2,369,829
Real Estate................................................   2.5     2,418,125
Repurchase Agreement.......................................   3.0     2,846,000
Retail.....................................................   0.8       796,059
Services...................................................   1.3     1,210,622
Telecommunications.........................................  10.5    10,110,964
Textiles & Apparel.........................................   0.3       241,308
Transportation.............................................   4.0     3,813,869
Utilities..................................................   6.3     6,015,699
                                                            -----   -----------
Total Investments..........................................  98.7%  $94,656,964
Other Assets and Liabilities...............................   1.3     1,252,569
                                                            -----   -----------
Net Assets................................................. 100.0%  $95,909,533
                                                            =====   ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost.......................................     $105,831,266
                                                                 ============
 Investments, at Value......................................     $ 94,656,964
 Cash.......................................................            1,004
 Dividends Receivable.......................................          208,555
 Receivable for Investments Sold............................        1,951,923
 Receivable for Portfolio Shares Sold.......................          514,179
 Foreign Withholding Tax Reclaim Receivable.................          161,592
 Interest Receivable........................................              775
 Other Assets...............................................            2,536
                                                                 ------------
  Total Assets..............................................       97,497,528
                                                                 ------------
 LIABILITIES
 Payable for Investments Purchased..........................        1,411,355
 Payable for Shares Redeemed................................            9,711
 Payable for Investment Advisory Fees -- Note B.............           81,165
 Payable for Administrative Fees -- Note C..................           18,876
 Payable for Trustees' Fees -- Note G.......................              769
 Other Liabilities..........................................           66,119
                                                                 ------------
                                                             ---
  Total Liabilities.........................................        1,587,995
                                                                 ------------
 NET ASSETS.................................................     $ 95,909,533
                                                                 ============
 NET ASSETS CONSIST OF:
 Paid in Capital............................................     $113,797,821
 Undistributed Net Investment Income........................          266,068
 Accumulated Net Realized Loss..............................       (6,986,732)
 Unrealized Depreciation....................................      (11,167,624)
                                                                 ------------
 NET ASSETS.................................................     $ 95,909,533
                                                                 ============
 Institutional Class Shares
 Shares Issued and Outstanding (Unlimited authorization, no
  par value)................................................       10,232,215
 NET ASSET VALUE, Offering and Redemption Price Per Share...            $9.37
                                                                        =====

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
                                          FOR THE SIX MONTHS ENDED
                                          OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Dividends....................................................... $  1,411,355
 Interest........................................................      280,652
 Less Foreign Taxes Withheld.....................................     (132,053)
                                                                  ------------
  Total Income...................................................    1,559,954
                                                                  ------------
 EXPENSES
 Investment Advisory Fees -- Note B..............................      590,599
 Administrative Fees -- Note C...................................       87,601
 Custodian Fees -- Note D........................................       77,931
 Shareholder Servicing Fees......................................       47,889
 Filing and Registration Fees....................................       17,327
 Printing Fees...................................................        8,482
 Audit Fees......................................................        7,595
 Legal Fees......................................................        4,084
 Account Services Fees -- Note F.................................        2,372
 Trustees' Fees -- Note G........................................        1,730
 Other Expenses..................................................        4,761
                                                                  ------------
  Net Expenses Before Expense Offset.............................      850,371
 Expense Offset -- Note A........................................       (3,317)
                                                                  ------------
  Net Expenses After Expense Offset..............................      847,054
                                                                  ------------
 NET INVESTMENT INCOME...........................................      712,900
                                                                  ------------
 NET REALIZED LOSS:
 Investments.....................................................   (8,610,776)
 Foreign Currency Transactions...................................     (210,237)
                                                                  ------------
 TOTAL NET REALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS...................................................   (8,821,013)
                                                                  ------------
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments.....................................................  (20,520,318)
 Foreign Currency Translations...................................        9,235
                                                                  ------------
 TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION........  (20,511,083)
                                                                  ------------
 NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY....................  (29,332,096)
                                                                  ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............ $(28,619,196)
                                                                  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
                                                      SIX MONTHS
                                                        ENDED          YEAR
                                                     OCTOBER 31,      ENDED
                                                         1998       APRIL 30,
                                                     (UNAUDITED)       1998
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
 Net Investment Income.............................  $    712,900  $    900,950
 Net Realized Gain (Loss)..........................    (8,821,013)    2,888,359
 Net Change in Unrealized
  Appreciation/Depreciation........................   (20,511,083)    9,443,503
                                                     ------------  ------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................   (28,619,196)   13,232,812
                                                     ------------  ------------
DISTRIBUTIONS:
 Net Investment Income.............................      (882,682)     (493,305)
 Net Realized Gain.................................           --     (1,198,681)
                                                     ------------  ------------
 TOTAL DISTRIBUTIONS...............................      (882,682)   (1,691,986)
                                                     ------------  ------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued............................................    42,158,233    81,835,524
 In Lieu of Cash Distributions.....................       774,758     1,549,072
 Redeemed..........................................   (30,554,645)  (17,725,147)
                                                     ------------  ------------
 NET INCREASE FROM CAPITAL SHARE TRANSACTIONS......    12,378,346    65,659,449
                                                     ------------  ------------
 TOTAL INCREASE (DECREASE).........................   (17,123,532)   77,200,275
NET ASSETS:
 Beginning of Period...............................   113,033,065    35,832,790
                                                     ------------  ------------
 End of Period (including undistributed net
  investment income of $266,068 and $435,850,
  respectively)....................................  $ 95,909,533  $113,033,065
                                                     ============  ============
(1)SHARES ISSUED AND REDEEMED:
 Shares Issued.....................................     3,809,435     7,481,824
 In Lieu of Cash Distributions.....................        67,783       149,207
 Shares Redeemed...................................    (3,186,638)   (1,613,998)
                                                     ------------  ------------
                                                          690,580     6,017,033
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
-------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                           SIX MONTHS
                              ENDED         YEAR     JANUARY 2,
                           OCTOBER 31,      ENDED    1997* TO,
                              1998        APRIL 30,  APRIL 30,
                           (UNAUDITED)      1998        1997
                           -----------    ---------  ----------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....    $ 11.85      $  10.17    $ 10.00
                             -------      --------    -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income...       0.06          0.10       0.06
 Net Realized and
  Unrealized Gain (Loss)
  on Investments.........      (2.46)         1.82       0.11++
                             -------      --------    -------
 Total from Investment
  Operations.............      (2.40)         1.92       0.17
                             -------      --------    -------
DISTRIBUTIONS
 Net Investment Income...      (0.08)        (0.09)       --
 Net Realized Gain.......        --          (0.15)       --
                             -------      --------    -------
 Total Distributions.....      (0.08)        (0.24)       --
                             -------      --------    -------
NET ASSET VALUE, END OF
 PERIOD..................    $  9.37      $  11.85    $ 10.17
                             =======      ========    =======
TOTAL RETURN.............     (20.38)%***    19.19%      1.70%***+
                             =======      ========    =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (Thousands).............    $95,910      $113,033    $35,833
Ratio of Expenses to
 Average Net Assets......       1.44%**       1.49%      1.75%**
Ratio of Net Investment
 Income to Average Net
 Assets..................       1.21%**       1.23%      3.67%**
Portfolio Turnover Rate..         38%           39%         7%
Ratio of Voluntarily
 Waived Fees and Expenses
 Assumed by Affiliates to
 Average Net Assets......        N/A           N/A       0.40%**
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets.................       1.44%**       1.49%      1.75%**

*   Commencement of Operations
**  Annualized
*** Not Annualized
+ Total return would have been lower had certain fees not been waived and expenses assumed by Affiliates.
++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
The accompanying notes are an integral part of the financial statements.


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 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Jacobs International Octagon Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At October 31, 1998, the UAM Funds were comprised of forty-six active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Jacobs International Octagon Portfolio is to provide long-term capital appreciation by investing in equity securities of companies in developed and emerging markets.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Trustees.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.


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    3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current

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UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
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  forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

    6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions.

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss) accumulated net realized gain (loss) and paid in capital.

    Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Jacobs Asset Management (the "Adviser") provides investment

                                      15
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UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
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advisory services to the Portfolio for a monthly fee calculated at an annual rate of 1.00% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.75% of average daily net assets. United Asset Management
Corporation ("UAM") is a limited partner of the Adviser.

  C. ADMINISTRATIVE SERVICES: UAM Funds Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into a Mutual Funds Service Agreement (the "Mutual Funds Service Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including, but not limited to, administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services.

  Pursuant to the Agreement, the Portfolio pays the Administrator a two part monthly fee:

  --a Portfolio-specific monthly fee of 0.04% per annum of the average daily net assets of the Portfolio which is retained by the Administrator.

  --a sub-administration fee (the "Sub-Administration Fee") which the Administrator in turn pays to CGFSC on a monthly basis, calculated as 0.19% of the first $200 million of the combined aggregate net assets of the UAM Funds; plus 0.11% of the next $800 million of the combined aggregate net assets of the UAM Funds; plus 0.07% of the next $2 billion of the combined aggregate net assets of the UAM Funds; plus 0.05% of the combined aggregate net assets of the UAM Funds in excess of $3 billion. The Sub-Administration Fee is allocated among the portfolios of the UAM Funds on the basis of their relative net assets and is subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000 over the same period.

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and

                                      16
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UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
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transfer agent services. Pursuant to the revised Mutual Funds Service
Agreement, the Sub-Administration Fee paid by the Portfolio to the Administrator and in turn paid to CGFSC is calculated as a base fee per Portfolio of $52,500 annually plus $7,500 annually for each additional class of shares; plus 0.039% of the net assets of the Portfolio. Certain portfolios which commenced operations after October 1, 1997 have a base fee of $39,500 for a period of twelve months, which increases to $52,500 annually once the twelve months have expired.

  For the six months ended October 31, 1998, UAM Funds Services, Inc. earned $87,601 from the Portfolio as Administrator of which $60,088 was paid to CGFSC for its services as Sub-Administrator.

  Also, effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc. and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The portfolios pay dividend disbursing, transfer agent and shareholder servicing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Shareholder Services Center, Inc., as appropriate. For the six months ended October 31, 1998, the Portfolio incurred $718 in shareholder servicing fees with UAM Shareholder Service Center, Inc. This fee is based on the number of classes of shares and shareholder accounts.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's assets and the assets are held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. ACCOUNT SERVICES: The UAM Funds have entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant record keeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The Service Provider has voluntarily agreed to waive its fees in order to keep the

                                      17
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UAM FUNDS                                JACOBS INTERNATIONAL OCTAGON PORTFOLIO
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Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.75% of average daily net assets.

  G. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  H. PURCHASES AND SALES: For the six months ended October 31, 1998, the Portfolio made purchases of $61,470,579 and sales of $40,041,735 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  I. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks.

  Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the six months ended October 31, 1998, the Portfolio had no borrowings under the agreement.

  J. OTHER: At October 31, 1998, 30% of total shares outstanding were held by 2 record shareholders owning 10% or greater of the aggregate total shares outstanding.

  At October 31, 1998, the net assets of the Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possible lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

  K. SUBSEQUENT EVENTS: UAM Retirement Plan Services, Inc. will no longer provide services pursuant to the account services agreement, effective at the close of business December 31, 1998.

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UAM FUNDS                                 JACOBS INTERNATIONAL OCTAGON PORTFOLIO
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OFFICERS AND TRUSTEES

Norton H. Reamer                        William H. Park
Trustee, President and Chairman         Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Trustee                                 Secretary


Nancy J. Dunn                           Gary L. French
Trustee                                 Treasurer


Philip D. English                       Robert R. Flaherty
Trustee                                 Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Trustee                                 Assistant Treasurer


Peter M. Whitman, Jr.                   Michelle Azrialy
Trustee                                 Assistant Secretary
--------------------------------------------------------------------------------
UAM FUNDS
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)

INVESTMENT ADVISER
Jacobs Asset Management
200 East Broward Boulevard
Suite 1920
Fort Lauderdale, FL 33301

DISTRIBUTOR
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.